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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported): December 16, 1999


                                   ARIBA, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                     7372                  77-0439730
-----------------------------  ------------------------  ----------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                   Identification Number)


                              1565 Charleston Road
                         Mountain View, California 94043
                                 (650) 930-6200
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        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



ITEM 5.  OTHER EVENTS.

         On December 16, 1999, Ariba, Inc., a Delaware corporation ("Ariba"), entered into an Agreement and Plan of Reorganization (the "Agreement") with TRADEX Technologies, Inc., a Delaware corporation (the "Company"), and Apache Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Ariba ("Merger Sub").

         Subject to the terms and conditions of the Agreement, Merger Sub shall be merged with and into the Company at the effective time of the merger (the "Merger"). As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the wholly owned subsidiary of Ariba. Pursuant to the Merger Agreement, Ariba has agreed to issue shares of its common stock, par value $0.002 per share (the "Ariba Shares") worth approximately $1.86 billion (based on the closing price on December 15, 1999) in

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exchange for all of the fully diluted shares of common stock, par value $0.01 of the Company (the "Company Common Stock"). At the effective time of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than the shares of Company Common Stock to be canceled in accordance with the Merger Agreement) shall be cancelled and converted automatically into the right to receive a portion of the Ariba Shares pursuant to the exchange ratio set forth in the Merger Agreement.

         Consummation of the Merger is subject to certain conditions, including receipt of the approval of the Merger by the stockholders of the Company.

         The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. A copy of the press release, dated December 16, 1999, issued by Ariba and the Company, relating to the above-described transaction is attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Text of press release dated December 16, 1999.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ARIBA, INC.


DATE:  December 23, 1999               By: /s/ EDWARD P. KINSEY
                                       ---------------------------------------
                                       Edward P. Kisney
                                       Chief Financial Officer, Vice-President-
                                       Finance and Administration and Secretary
                                       (Principal Financial and Accounting
                                              Officer)


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                                INDEX TO EXHIBITS


      Exhibit                      Description                             Page
      -------                      -----------                             ----

        99.1           Text of press release dated December 16, 1999         5


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